Exhibit 10.1

From:     Dominic Bassani
Sent:      Wednesday, November 15, 2017 3:22 PM
To:         Kathy Paradise
Subject:  RE: Cancellation of Deferred Compensation

Elect 100% wts Jan 2018 note payable

From: Kathy Paradise [mailto:kparadise@biontech.com]
Sent: Wednesday, November 15, 2017 3:16 PM
To: Dominic Bassani
Subject: FW: Cancellation of Deferred Compensation

See attached

From: Kathy Paradise [mailto:kparadise@biontech.com]
Sent: Tuesday, November 14, 2017 11:31 AM
To: Dominic Bassani
Cc: Mark Smith
Subject: Cancellation of Deferred Compensation

Dear Dom,